UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.

(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)—(Zip code)

John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Charles M. Weber, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2004

Date of reporting period: November 30, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report

November 30, 2004

Thompson Plumb Growth Fund

Thompson Plumb Select Fund

Thompson Plumb Blue Chip Fund

Thompson Plumb Bond Fund

Telephone: 1-800-999-0887
www.thompsonplumb.com

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2004

CONTENTS

Page(s)
INVESTMENT REVIEWS

Growth Fund	4-5
Select Fund	6-7
Blue Chip Fund	8-9
Bond Fund	10-11

FUND EXPENSES	12

FINANCIAL STATEMENTS

Schedules of investments	13-17
Statements of assets and liabilities	18
Statements of operations	19
Statements of changes in net assets	20
Notes to financial statements	21-25
Financial highlights	26-29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

DIRECTORS AND OFFICERS	31-33
Code of Ethics
Certification of Principal Executive Officer
Certification of Principal Financial Officer
Certification of CEO and CFO

This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains information about the Funds’ objectives and policies, management, expenses, and other information.

GROWTH FUND INVESTMENT REVIEW

November 30, 2004

John W. Thompson Co-Portfolio Manager

John C. Thompson Co-Portfolio Manager

Performance

The Growth Fund generated a total return of 8.77% for the twelve-month period ended November 30, 2004, as compared to 12.85% for the S&P 500 Index. Over the past three-year, five-year and ten-year periods, the Growth Fund returned 3.26%, 9.99% and 16.77%, versus returns of 2.74%, -1.83% and 11.86% for the S&P 500 Index.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11-30-04

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	8.77%	3.26%	9.99%	16.77%
S&P 500 Index	12.85%	2.74%	-1.83%	11.86%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

The Growth Fund’s return for fiscal 2004 was affected by our expectation that large cap stocks would present greater opportunities for appreciation than they actually did.

Back in March 1999, we wrote that “there appears to be as much opportunity to make money in small [mid] cap stocks as there was in large company and healthcare stocks in 1993. Because of this, we have been investing more money in the small [mid] cap area...” In hindsight, this position was correct but was about 12 months early as small cap stocks did not perform well until the middle of 2000. Because we moved smaller in 1999, the Fund’s performance suffered in the short run. In 2003, we wrote that “much of the valuation discrepancy between large and small companies has been erased...” and that “...we have been finding many of our new ideas in the larger company area...” Clearly, we were early with this move as well and our short term results reflect that. However, we remain confident that larger companies offer attractive potential returns vis-à-vis smaller companies, which appear to be fully priced.

In early 2000, the average market capitalization of the stocks in the Growth Fund was roughly $10 billion; as of November 20, 2004, it was roughly $100 billion. In the January 3, 2005 edition of Barron’s, Andrew Bary wrote that “The relative price-earnings multiple of the top 25 stocks in the S&P 500 Index versus the entire index is near a 20-year low” and that “the dividend yield of the top 25 stocks recently stood at 2.2%, versus 1.8% for the entire index – the widest gap in 20 years.” The reason for this is that smaller companies have significantly outperformed large companies over the last five years. For example, the average annual total returns during the past five years for the S&P 500 Index is -1.83%, while the average annual total return for the S&P Small Cap Index is+12.88% over the same period. Granted, large company stocks were extremely overvalued in the late 1990’s and smaller companies were underpriced. However, this effect has been reversed, and smaller companies now appear fully priced compared to larger companies.

The multiple compression that some of the large caps have experienced has been severe. For example, AIG was selling for around $75 per share in late 1999. As of November 30, 2004, it was $63, but its earnings have doubled. Therefore, the P/E has fallen by more than 50% and, at 12.5 times estimated earnings, it looks like a bargain. Coca-Cola stock sold for over $80 per share in 1998; today it is $39 despite the fact that its earnings have increased over 50%. Microsoft is half the price it was in the late 1990’s despite the fact that its earnings are up almost 100%. Pfizer first sold for its current price of $27 in 1998 when it earned $0.67 per share. As of November 30, 2004 it was $28 and should earn $2.13 per share this year, a three-fold increase. Fannie Mae has seen its earnings double in the last 5 years while the stock has only appreciated minimally. Because of the price-earnings multiple compression, we believe that large capitalization, consistent growth stocks are the best place to be invested on a risk adjusted basis. On average, the stocks in the Fund are now selling for roughly 15 times 2005 estimated earnings and 14 times 2006 estimates.

The S&P Small Cap Index is an unmanaged capitalization weighted index that measures the performance of selected US stocks with small market capitalizations. Price-to-earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Current Strategy and Outlook

There are many short term risks to the economy that appear to have been disregarded by the broader markets. First, the average American is saving only 0.2% of his income, which compares to the average of 8% from 1952 to 1992.* This has two harmful effects: it helps create the large trade imbalance with foreign nations as we buy their goods instead of saving and it makes many Americans ill-prepared for retirement or economic shocks. Second, consumer debt levels are at all time highs. Higher short term interest rates, which have been signaled by the Federal Reserve, will reduce discretionary personal income and economic activity. Third, home prices have increased significantly faster than incomes for 4 or 5 years straight. The only way many people can afford homes is to finance them with adjustable rate mortgages and interest only mortgages. For example, only 19% of Californians can afford the state’s median-price home of $460,000.** This creates longer term instability for the value of homes as interest rates rise and should dampen consumer spending through less home equity withdrawals. Fourth, profit margins at industrial and cyclical firms are at all time highs – and their valuations are stretched, too. Competition is alive and well, and this should reduce the profit margins for these sectors. And finally, the Federal Government is spending far more than it receives in taxes, a situation that is likely to reverse at some future point.

While corrections of the above excesses would be healthy for the economy in the long run, they would lower short term economic growth by retuning to more normal levels. Our holdings of Coca-Cola, Fannie Mae, Pfizer, State Street Bank, Microsoft, AIG, First Data, Sysco, Wal-Mart, Fifth Third Bank, etc. would experience significantly less earnings cyclicality than the overall market if economic growth slowed. Therefore, in addition to the attractive valuations of our holdings, we have positioned the Fund to benefit from the slower growth environment we envision.

*Source: Goldman Sachs, October 1, 2004, Jan Hatzius

**Source: The New York Times, December 24, 2004

Please refer to the schedule of investments on page 13 of this report for holdings information. Fund holdings and asset/sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Sector Weightings at 11/30/04
% of Total Investments

Top 10 Equity Holdings at 11/30/04
		% of Fund’s
Company	Industry	Net Assets

Fannie Mae	Diversified Financial Services	8.51%
Viacom - Class B	Media	6.31%
Microsoft	Software	5.47%
Pfizer	Pharmaceuticals	5.20%
Exxon Mobil	Oil, Gas & Consumable Fuels	5.01%
Coca-Cola	Beverages	4.97%
First Data	IT Services	4.41%
Freddie Mac	Diversified Financial Services	4.39%
Time Warner	Media	3.46%
American International Group	Insurance	3.41%

As of November 30, 2004, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

SELECT FUND INVESTMENT REVIEW

November 30, 2004

Clint A. Oppermann Portfolio Manager

Performance

The Select Fund generated a total return of 20.26% for the twelve-month period ended November 30, 2004, as compared to 12.85% for the S&P 500 Index. Since inception (December 3, 2001), the Select Fund has generated an average annual total return of 8.73% versus 2.74% for the S&P 500 Index. We continue to be pleased by our relative performance versus the Index but our absolute performance remains below our objectives.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11-30-04

	1 Year	Since Inception
Thompson Plumb Select Fund	20.26%	8.73%
S&P 500 Index	12.85%	2.74%
Fund Inception: December 3, 2001

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

Although many of the companies in the portfolio continue to grow their values at attractive rates with their prices moving up accordingly, much of the outperformance during the last year was fueled by a handful of recent investments. First Health Group agreed to be acquired by Coventry Health and appreciated nearly 15% in one day. Cardinal Health appears to have righted the ship and jumped 20% in one day. Lastly, our investments in the for-profit education companies Corinthian Colleges and Career Education are both up substantially from our purchase prices. Merck was a noteworthy drag on performance over the last year as it fell 40% in one day when it pulled VIOXX from the market.

At this time last year, we had a sizable percentage of the portfolio invested in cash. This cash came in handy earlier this year as a number of high-quality companies momentarily traded at less then 50% of our appraisals. We invested heavily in them and had little excess cash at the end of the third quarter. However, given recent strong stock market performance we’re again finding very little of interest and cash is piling up as we sell companies with stock prices approaching our value estimates. The cash and fixed income position in the portfolio as of November 30, 2004 was 15.40%.

A simple example illustrates why we demand both higher-quality businesses and large discounts to value before we invest. The average business grows its value by about 6.0% a year over the long run. Combining this with an assumed dividend yield of 2.0% gives us an expected return of 8.0% if the business was bought and sold at fair value.

Now suppose that the businesses in the Select Fund are above average and therefore grow slightly faster. For purposes of this illustration let’s say it is 7.0% per year plus a 2.0% dividend yield. Further suppose that the average price paid relative to value is 60% and that price converges to value over 5 years. Under this scenario, the Select Fund’s expected return would be about 20% per year.

Most investors in the Fund, even those that buy and hold, will earn somewhat less than this hypothetical example for a variety of reasons. The first and most important is that the Fund as a whole trades well above 60% of value most of the time. If an investor pays 70% of value on average then expected returns drop to a little over 17%. Netting out the necessary cash drag that comes with the investment discipline as well as commissions and management fees drops the hypothetical return to perhaps 14% to 15% per year. If our average investor comes anywhere close to realizing this return we think that he will be very happy, especially given today’s low-return world.

The examples presented are hypothetical and in no way reflect an actual investment in the Fund nor do they predict future performance of the Fund.

Current Strategy and Outlook

Continued outperformance versus the Index therefore hinges on our twin disciplines – high-quality businesses and cheapness relative to value. The obvious costs to our discipline include extra volatility in results stemming from relatively few portfolio holdings as well as holding cash in rich markets that can move up strongly. We believe, however, that shareholders will continue to earn an excess return that more than compensates for bearing these costs.

Our investment discipline is strict and very few businesses currently have the combination of sufficiently high quality and cheapness relative to value to make it into the Select Fund. We estimate that the businesses in your portfolio are currently trading at about 70% of intrinsic value (on a position-size weighted basis) whereas the S&P 500 is trading at about 110% to 115% of intrinsic value. Because of the absolute discount to value of the Select Fund and the stark relative valuation between the Fund and the Index, we continue to be excited about return prospects.

Please refer to the schedule of investments on page 15 of this report for holdings information. Fund holdings and asset/sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Thompson Plumb Select Fund is a non-diversified fund. As a result, the value of the Fund’s shares will fluctuate more widely and tend to be subject to greater market risk than a fund that invests more broadly.

Sector Weightings at 11/30/04
% of Total Investments

Top 10 Equity Holdings at 11/30/04
		% of Fund’s
Company	Industry	Net Assets

Corinthian Colleges	Commercial Services & Supplies	8.77%
Career Education	Commercial Services & Supplies	8.57%
Electronic Data Systems	IT Services	8.47%
Cardinal Health	Health Care Providers & Services	7.40%
Marsh & McLennan	Insurance	4.95%
Pfizer	Pharmaceuticals	4.80%
Interpublic Group	Media	4.68%
First Health Group	Health Care Providers & Services	4.48%
BISYS Group	IT Services	4.28%
Merck & Co.	Pharmaceuticals	3.97%

As of November 30, 2004, 94.6% of the Fund’s net assets were in equity, cash and short-term instruments.

BLUE CHIP FUND INVESTMENT REVIEW

November 30, 2004

David B. Duchow Co-Portfolio Manager

Timothy R. O’Brien Co-Portfolio Manager

Performance

The Blue Chip Fund generated a total return of 12.40% for the twelve-month period ended November 30, 2004, as compared to 12.85% for the S&P 500 Index. Since inception (August 1, 2002), the Blue Chip Fund has generated an average annual total return of 13.00% as compared to 13.45% for the S&P 500 Index. For the fiscal year, the total return of the Blue Chip Fund has exceeded 85% of all Large-Cap Core Funds nationally.

Lipper Large Cap Core Fund Average is the load-adjusted, equal weighted average performance of all large cap core funds measured by Lipper, Inc. A total of 922 funds were included in this universe during the 12 months ended November 30, 2004.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11-30-04

	1 Year	Since Inception
Thompson Plumb Blue Chip Fund	12.40%	13.00%
S&P 500 Index	12.85%	13.45%
Fund Inception: August 1, 2002

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

Most of the Blue Chip Fund’s fiscal year performance came in the last three months of the year as the stock market rallied toward year-end. Individual stock selections also added to the Fund’s performance. The Fund benefited from the addition of out-of-favor growth stocks such as the for-profit secondary school companies, Corinthian Colleges and Career Education, as well as the appreciation of existing positions such as McDonalds, Reuters Group, Catalina Marketing and Computer Sciences. In addition, we added a new position in Kohl’s as concerns about temporary operating issues brought the stock to an attractive valuation in our view. We also significantly increased our holdings in Cardinal Health and Liberty Media over the fiscal year.

The Blue Chip Fund’s performance over the first three quarters of the fiscal year was hurt by our over-weighting of pharmaceuticals and under-weighting in energy and basic materials sectors.

Current Strategy and Outlook

The Blue Chip Fund’s current strategic focus is found in three key principles to our investment process and philosophy. We search out good businesses, run by competent management teams, that sell for good prices.

We believe you must buy average-to-superior quality companies that are growing over the long-term, at reasonable prices, to produce good risk-adjusted returns. A business might have everything going its way with outstanding products, world-class management and exciting new markets, but if the stock is fully valued a “superior” company can become a “poor” investment. We see growth and value as being equal partners. It’s a disciplined approach where we buy companies that are trading at 30-50% below our estimate of value, despite generally possessing better economics than the average company in the S&P 500 Index. We sell positions when the stock reaches 120% of our estimate of value or when a better risk-adjusted opportunity arises. This combination, we believe, will allow us to outperform the market in the long run.

We are cautiously optimistic about the next twelve months. The economy remained strong throughout 2004. The consumer continued to spend and support strong Gross Domestic Production (GDP) growth. The United States economy should continue to grow in 2005 but at a slower rate. Inflation should remain under control. Interest rates on both the short and long end of the yield curve ought to move higher, although we were surprised that long-term interest rates did not move up in 2004. The weakening dollar concerns us, as too often in the last 30 years we have seen currency weakness eventually impact our domestic politics, profits, inflation and interest rates.

Earnings growth in 2005 is estimated at 10% for the S&P 500 Index driven by profit margins that are currently at the highest levels in 50 years. In our view, current profit margins are unsustainable. Even though corporate earnings should continue to improve next year, overall earnings growth may be closer to the historical average of 6-7%. In addition, we anticipate long-term interest rates will move higher over the next twelve months.

Over the next year with earnings growth of the S&P 500 Index slowing, we believe higher quality companies, such as Coca-Cola, Microsoft and the pharmaceutical companies including Merck and Pfizer, will produce good risk-adjusted returns. Some of these companies are providing returns in dividends that are as high as, or higher than, fixed-income investments, and at the same time they have a basic, underlying growing business. We believe our approach of investing in high-quality, inexpensive common stocks will serve our shareholders well over the long term.

Please refer to the schedule of investments on page 16 of this report for holdings information. Fund holdings and asset/sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Sector Weightings at 11/30/04
% of Total Investments

Top 10 Equity Holdings at 11/30/04
		% of Fund’s
Company	Industry	Net Assets

Electronic Data Systems	IT Services	5.53%
Cardinal Health	Health Care Providers & Services	4.29%
Corinthian Colleges	Commercial Services & Supplies	4.29%
Career Education	Commercial Services & Supplies	3.99%
Microsoft	Software	3.70%
BISYS Group	IT Services	3.67%
First Health Group	Health Care Providers & Services	3.66%
Pfizer	Pharmaceuticals	3.42%
Liberty Media - Class A	Media	3.18%
Freddie Mac	Diversified Financial Services	3.08%

As of November 30, 2004, 99.6% of the Fund’s net assets were in equity, cash and short-term instruments.

BOND FUND INVESTMENT REVIEW

November 30, 2004

John W. Thompson Portfolio Manager

Performance

The Bond Fund generated a total return of 3.90% for the twelve-month period ended November 30, 2004, as compared to 3.23% for the Lehman Brothers Intermediate Government/Credit Index.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11-30-04

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	3.90%	5.67%	7.02%	6.54%
Lehman Brothers Intermediate Gov’t/Credit Index	3.23%	5.25%	7.00%	7.12%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Factors Affecting Performance

The Bond Fund’s return was primarily affected by three major factors during 2004. First, the Bond Fund had a very short duration for the year. (Duration, a measure of risk in a bond portfolio, determines the sensitivity of a bond portfolio’s market value to changes in interest rates; the shorter a bond’s duration, the less sensitive the bond’s value is to interest rate fluctuations.) This detracted from returns in the Bond Fund because long-term rates did not rise as we had anticipated. Second, the Adelphia and Charter Communications bonds appreciated significantly in 2004. This was due to improved valuations of cable assets throughout the year. Third, the Bond Fund benefited from tightening yield spreads between corporate bonds and U. S. Government bonds. We have reduced our weightings in corporate bonds and have added significantly to our U.S. Treasuries because the risk-reward tradeoff favors Treasury bonds at this time.

Current Strategy & Outlook

Our current strategy for the Bond Fund is to maintain a short duration, allowing us to reduce interest rate risk. We anticipate that long-term interest rates will rise significantly in the next couple years and believe that preserving principal through owning shorter bonds will be optimal. In addition, because the markets are paying so little for taking credit risk we have been significantly reducing our position in corporate bonds and low-credit-quality in bonds as a percent of the portfolio. The Federal Reserve has recently indicated that they believe short-term interest rates are too low to adequately control the risk of inflation. We interpret this to mean that the Fed will increase short-term interest rates significantly throughout the year. Long-term rates should increase along with short-term rates, at which time we may consider lengthening the duration of the portfolio.

Investments in debt securities typically decrease in value when interest rates rise.

Please refer to the schedule of investments on page 17 of this report for holdings information. Fund holdings and asset/sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Portfolio Concentration at 11/30/04
(Includes cash and cash equivalents)
Quality

U.S. Government and Agency Issues	29.8%
AA	3.0%
A	14.4%
BBB	22.8%
BB and Below	18.1%
Not Rated	3.6%
Short-Term Investments	8.3%

100.0%

Maturity

Under 1 year	19.9%
1 < 3 years	62.5%
3 < 5 years	17.6%

100.0%

Top 10 Bond Holdings at 11/30/04
		Maturity	% of Fund’s
Company	Coupon	Date	Net Assets

United States Treasury Note	2.750%	7/31/2006	15.43%
Charter Communications Cvt.	4.750%	6/1/2006	5.30%
Thermo Electron Cvt.	3.250%	11/1/2007	5.00%
Fannie Mae	4.000%	10/30/2008	4.22%
Penney, J. C.	7.600%	4/1/2007	3.65%
Beneficial Corp.	6.850%	10/3/2007	3.64%
Adelphia Communications	—	3/1/2005	3.62%
Wisconsin Power & Light	7.000%	6/15/2007	3.61%
Tribune	6.875%	11/1/2006	3.57%
Tyco	6.375%	6/15/2005	3.56%

Adelphia Communications bonds are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest due in arrears for previous unpaid interest expense.

FUND EXPENSES

November 30, 2004

Example

As a shareholder of Thompson Plumb Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	06/01/04	11/30/04	06/01/04-11/30/04
Thompson Plumb Growth Fund
Actual	$1,000.00	$980.70	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25
Thompson Plumb Select Fund
Actual	$1,000.00	$1,187.50	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56
Thompson Plumb Blue Chip Fund
Actual	$1,000.00	$1,067.20	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06
Thompson Plumb Bond Fund
Actual	$1,000.00	$1,013.00	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04

*	Expenses are equal to the applicable Fund’s annualized expense ratio for the six-month period ended November 30, 2004 (shown below); multiplied by the average account value over the period; multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratios for the six-month period ended November 30, 2004 were as follows: Growth Fund-1.04%, Select Fund-1.30%, Blue Chip Fund-1.20% and Bond Fund-0.80%.

For more information, please refer to the Funds’ prospectus.

SCHEDULES OF INVESTMENTS

November 30, 2004

	Shares	Value
GROWTH FUND
COMMON STOCKS - 99.9%

Consumer Discretionary - 18.2%
Hotels, Restaurants & Leisure - 0.8%
Wendy’s International	328,000	$11,699,760

Household Durables - 0.9%
Blyth	443,000	12,984,330

Internet & Catalog Retail - 0.3%
IAC/InterActiveCorp (a)	179,000	4,419,510

Media - 13.8%
Clear Channel	1,160,000	39,068,800
Comcast - Class A Special (a)	458,000	13,579,700
Interpublic Group (a)	298,000	3,698,180
Time Warner (a)	2,900,000	51,359,000
Tribune	99,000	4,293,630
Viacom - Class B	2,700,000	93,690,000

		205,689,310

Specialty Retail - 2.4%
Gap	497,000	10,859,450
Office Depot (a)	1,493,000	24,485,200

		35,344,650

Consumer Staples - 12.7%
Beverages - 5.8%
Coca-Cola	1,880,000	73,902,800
PepsiCo	250,000	12,477,500

		86,380,300

Food & Staples Retailing - 1.9%
Sysco	318,000	11,050,500
Wal-Mart Stores	338,000	17,596,280

		28,646,780

Food Products - 3.7%
General Mills	816,000	37,119,840
Kraft Foods - Class A	500,000	17,100,000

		54,219,840

Household Products - 1.3%
Colgate-Palmolive	420,000	19,315,800

Energy - 8.0%
Oil, Gas & Consumable Fuels - 8.0%
ChevronTexaco	816,000	44,553,600
Exxon Mobil	1,453,000	74,466,250

		119,019,850

Financials - 29.1%
Commercial Banks - 2.3%
Fifth Third Bancorp	680,000	34,244,800

Diversified Financial Services - 18.8%
Citigroup	300,000	13,425,000
Fannie Mae	1,840,000	126,408,000
Freddie Mac	955,000	65,188,300
Instinet Group (a)	358,000	2,144,420
Morgan Stanley	647,000	32,835,250
State Street	876,000	39,034,560

		279,035,530

Insurance - 8.0%
American International Group	800,000	50,680,000
Berkshire Hathaway - Class B (a)	6,000	16,680,000
Cincinnati Financial	870,000	38,976,000
Hartford Financial	120,000	7,680,000
St. Paul Travelers	139,000	5,070,720

		119,086,720

Health Care - 13.8%
Biotechnology - 1.8%
Amgen (a)	438,000	26,297,520
Genentech (a)	10,000	482,500

		26,780,020

Health Care Equipment & Supplies - 1.0%
ChromaVision Medical (a)	2,100,000	3,570,000
Medtronic	219,000	10,522,950

		14,092,950

Health Care Providers & Services - 5.8%
Cardinal Health	740,000	38,687,200
IMS Health	1,200,000	27,084,000
McKesson	280,000	8,274,000
Schein, Henry (a)	189,000	12,319,020

		86,364,220

Pharmaceuticals - 5.2%
Pfizer	2,780,000	77,200,600

Industrials - 3.6%
Commercial Services & Supplies - 0.3%
Career Education (a)	120,000	4,668,000

Industrial Conglomerates - 3.3%
Tyco	1,443,000	49,018,710

Information Technology - 14.5%
Communications Equipment - 0.3%
JDS Uniphase (a)	1,000,000	3,170,000
Nokia Oyj ADR	99,000	1,600,830

		4,770,830

Computers & Peripherals - 1.1%
Hewlett-Packard	816,000	16,320,000

IT Services - 6.2%
First Data	1,593,000	65,456,370
Fiserv (a)	298,000	11,475,980
Paychex	418,000	13,860,880
Unisys (a)	199,000	2,286,510

		93,079,740

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

November 30, 2004

	Shares or
	Principal
	Amount	Value
GROWTH FUND (continued)
Semiconductors & Semiconductor Equipment - 1.4%
Intel	936,000	$20,919,600

Software - 5.5%
Microsoft	3,030,000	81,234,300

TOTAL COMMON STOCKS (COST $1,416,940,087)		1,484,536,150

WARRANTS - 0.0%

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
ChromaVision Medical, issued 03/31/04, exercise price $2.75, expires 03/31/08 (a) (b)	30,000	0
ChromaVision Medical, issued 04/27/04, exercise price $2.75, expires 04/27/08 (a) (b)	45,000	0

		0

TOTAL WARRANTS (COST $0)		0

SHORT-TERM INVESTMENTS - 0.1%

Commercial Paper - 0.1%
American Express 1.900% Due 12/01/04	$936,000	936,000

Total Commercial Paper		936,000

Variable Rate Demand Notes - 0.0%
American Family Financial 1.774%	99,165	99,165

Wisc. Central Credit Union 1.850%	121,235	121,235

Total Variable Rate Demand Notes		220,400

TOTAL SHORT-TERM INVESTMENTS (COST $1,156,400)		1,156,400

TOTAL INVESTMENTS - 100.0% (COST $1,418,096,487)		1,485,692,550

NET OTHER ASSETS AND LIABILITIES - 0.0%		247,415

NET ASSETS - 100.0%		$1,485,939,965

(a) Non-income producing security.

(b) Security is illiquid.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

November 30, 2004

	Shares	Value
SELECT FUND
COMMON STOCKS - 82.6%

Consumer Discretionary - 9.9%
Media - 9.9%
Interpublic Group (a)	120,000	$1,489,200
Liberty Media - Class A (a)	90,000	929,700
Time Warner (a)	41,000	726,110

		3,145,010

Consumer Staples - 3.5%
Beverages - 3.5%
Coca-Cola	28,000	1,100,680

Financials - 9.6%
Diversified Financial Services - 4.6%
Fannie Mae	10,500	721,350
Freddie Mac	11,000	750,860

		1,472,210

Insurance - 5.0%
Marsh & McLennan	55,000	1,572,450

Health Care - 25.6%
Health Care Providers & Services - 11.9%
Cardinal Health	45,000	2,352,600
First Health Group (a)	80,000	1,425,600

		3,778,200

Pharmaceuticals - 13.7%
Bristol-Myers Squibb	24,000	564,000
Merck & Co.	45,000	1,260,900
Pfizer	55,000	1,527,350
Schering-Plough	30,000	535,500
Wyeth	12,000	478,440

		4,366,190

Industrials - 17.3%
Commercial Services & Supplies - 17.3%
Career Education (a)	70,000	2,723,000
Corinthian Colleges (a)	160,000	2,788,000

		5,511,000

Information Technology - 14.8%
IT Services - 14.8%
BISYS Group (a)	85,000	1,360,850
Electronic Data Systems	120,000	2,694,000
First Data	16,000	657,440

		4,712,290

Telecommunication Services - 1.9%
Diversified Telecommunication Services - 1.9%
Qwest Communications (a)	150,000	600,000

TOTAL COMMON STOCKS (COST $21,956,296)		26,258,030

	Principal
	Amount	Value
BONDS - 3.4%

Corporate Bonds - 3.4%
Level 3 Communications 11.000% Due 03/15/08	$1,200,000	$1,092,000

Total Corporate Bonds		1,092,000

TOTAL BONDS (COST $1,067,804)		1,092,000

SHORT-TERM INVESTMENTS - 12.0%

United States Government Bills - 9.4%
United States Treasury Bills 0.996% Due 01/13/05	1,000,000	998,082
United States Treasury Bills 1.990% Due 02/17/05	1,000,000	995,359
United States Treasury Bills 2.240% Due 03/17/05	1,000,000	993,522

Total United States Government Bills		2,986,963

Variable Rate Demand Notes - 2.6%
American Family Financial 1.774%	166,336	166,336
Wisc. Central Credit Union 1.850%	649,183	649,183

Total Variable Rate Demand Notes		815,519

TOTAL SHORT-TERM INVESTMENTS (COST $3,802,751)		3,802,482

TOTAL INVESTMENTS - 98.0% (COST $26,826,851)		31,152,512

NET OTHER ASSETS AND LIABILITIES - 2.0%		638,815

NET ASSETS - 100.0%		$31,791,327

(a)	Non-income producing security.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

November 30, 2004

	Shares	Value
BLUE CHIP FUND
COMMON STOCKS - 97.1%
Consumer Discretionary - 15.6%
Hotels, Restaurants & Leisure - 1.8%
McDonald’s	17,000	$522,580

Media - 11.9%
Catalina Marketing	19,000	533,900
Interpublic Group (a)	66,000	819,060
Liberty Media - Class A (a)	90,000	929,700
Time Warner (a)	35,900	635,789
Viacom - Class B	16,000	555,200

		3,473,649

Multiline Retail - 1.9%
Kohl’s (a)	12,000	553,920

Consumer Staples - 6.7%
Beverages - 1.7%
Coca-Cola	13,000	511,030

Food & Staples Retailing - 0.8%
CVS	5,000	226,850

Food Products - 2.2%
Nestlé S.A. ADR	10,000	642,631

Tobacco - 2.0%
Altria Group	10,000	574,900

Energy - 3.0%
Oil, Gas& Consumable Fuels - 3.0%
ChevronTexaco	10,500	573,300
Exxon Mobil	6,000	307,500

		880,800

Financials - 12.7%
Commercial Banks - 2.1%
Bank of America	13,000	601,510

Diversified Financial Services - 8.2%
Citigroup	8,200	366,950
Fannie Mae	12,500	858,750
Freddie Mac	13,200	901,032
JPMorgan Chase	7,400	278,610

		2,405,342

Insurance - 2.4%
Marsh & McLennan	25,000	714,750

Health Care - 24.9%
Health Care Equipment & Supplies - 1.2%
Baxter	11,600	367,140

Health Care Providers & Services - 10.8%
Cardinal Health	24,000	1,254,720
First Health Group (a)	60,000	1,069,200
IMS Health	13,800	311,466
McKesson	17,400	514,170

		3,149,556

	Shares or
	Principal
	Amount	Value
Pharmaceuticals - 12.9%
Abbott Laboratories	8,700	$365,052
Bristol-Myers Squibb	22,000	517,000
Merck & Co.	21,000	588,420
Pfizer	36,000	999,720
Schering-Plough	39,100	697,935
Wyeth	14,800	590,076

		3,758,203

Industrials - 11.9%
Commercial Services & Supplies - 10.1%
Career Education (a)	30,000	1,167,000
Cendant	23,000	521,410
Corinthian Colleges (a)	72,000	1,254,600

		2,943,010

Industrial Conglomerates - 1.8%
General Electric	15,000	530,400

Information Technology - 19.7%
IT Services - 16.0%
BISYS Group (a)	67,000	1,072,670
Computer Sciences (a)	14,000	757,400
Electronic Data Systems	72,000	1,616,400
First Data	21,000	862,890
Sabre Holdings — Class A	15,900	366,972

		4,676,332

Software - 3.7%
Microsoft	40,300	1,080,443

Telecommunication Services - 2.6%
Diversified Telecommunication Services - 2.6%
SBC Communications	30,000	755,100

TOTAL COMMON STOCKS (COST $25,058,521)		28,368,146

SHORT-TERM INVESTMENTS - 2.5%

Variable Rate Demand Notes - 2.5%
American Family Financial 1.774%	$30,768	30,768
Wisc. Central Credit Union 1.850%	687,952	687,952

Total Variable Rate Demand Notes		718,720

TOTAL SHORT-TERM INVESTMENTS (COST $718,720)		718,720

TOTAL INVESTMENTS - 99.6% (COST $25,777,241)		29,086,866

NET OTHER ASSETS AND LIABILITIES - 0.4%		131,228

NET ASSETS - 100.0%		$29,218,094

(a)	Non-income producing security.

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

November 30, 2004

	Principal
	Amount	Value
BOND FUND
BONDS - 90.6%

Corporate Bonds - 61.1%
Adelphia Communications (a)
9.875% Due 03/01/05	$1,198,000	$1,075,205
Beneficial Corp.
6.850% Due 10/03/07	1,000,000	1,082,808
Charter Communications Cvt.
4.750% Due 06/01/06	1,600,000	1,574,000
General American Transportation
8.625% Due 12/01/04	1,000,000	1,000,000
Hartford Life
7.100% Due 06/15/07	500,000	537,957
International Lease Finance
5.625% Due 06/01/07	850,000	887,620
Interpublic Group Cvt.
1.870% Due 06/01/06	1,000,000	950,000
Marshall & IIsley
5.750% Due 09/01/06	1,000,000	1,043,379
Maytag
6.875% Due 03/31/06	1,000,000	1,036,121
Morgan, J. P.
6.700% Due 11/01/07	500,000	540,276
Penney, J. C.
7.600% Due 04/01/07	1,000,000	1,085,000
Sears, Roebuck
6.700% Due 11/15/06	1,000,000	1,041,381
SLM (b)
3.850% Due 03/02/09	1,000,000	1,011,270
Tenet Healthcare
5.375% Due 11/15/06	350,000	351,750
Thermo Electron Cvt.
3.250% Due 11/01/07	1,500,000	1,485,000
Tribune
6.875% Due 11/01/06	1,000,000	1,062,318
Tyco
6.375% Due 06/15/05	1,040,000	1,058,706
US West
6.625% Due 09/15/05	265,000	270,300
Wisconsin Power & Light
7.000% Due 06/15/07	1,000,000	1,073,123

Total Corporate Bonds		18,166,214

United States Government and Agency Issues - 29.5%
Fannie Mae
4.000% Due 10/30/08	1,250,000	1,252,960
Fannie Mae
4.000% Due 12/15/08	1,000,000	997,905
Federal Home Loan Banks
2.500% Due 12/30/08	1,000,000	985,662
Federal Home Loan Banks
2.500% Due 06/30/09	350,000	345,223
Freddie Mac
3.290% Due 06/16/09	600,000	583,168
United States Treasury Note
2.750% Due 07/31/06	4,600,000	4,587,244

Total United States Government and Agency Issues		8,752,162

TOTAL BONDS (COST $26,197,588)		26,918,376

SHORT-TERM INVESTMENTS - 8.2%

Variable Rate Demand Notes - 8.2%
American Family
Financial 1.774%	$990,744	$990,744
Wisc. Central
Credit Union 1.850%	1,457,379	1,457,379

Total Variable Rate
Demand Notes		2,448,123

TOTAL SHORT-TERM INVESTMENTS
(COST $2,448,123)		2,448,123

TOTAL INVESTMENTS - 98.8%
(COST $28,645,711)		29,366,499

NET OTHER ASSETS AND LIABILITIES - 1.2%		359,167

NET ASSETS - 100.0%		$29,725,666

(a)	Security in default.

(b)	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2004.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2004 (In thousands, except per share amounts)

	GROWTH	SELECT	BLUE CHIP	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments at value (Cost $1,418,096, $26,827, $25,777 and $28,646, respectively)
Common stocks	$1,484,536	$26,258	$28,368	—
Bonds	—	1,092	—	$26,918
Short-term investments	1,156	3,802	719	2,448

Total Investments	1,485,692	31,152	29,087	29,366

Due from sale of securities	8,953	1,477	278	—
Receivable from fund shares sold	1,873	16	3	—
Dividends and interest receivable	11,257	59	159	379
Prepaid expenses	84	4	3	5

Total Assets	1,507,859	32,708	29,530	29,750

LIABILITIES
Due on purchase of securities	18,964	878	280	—
Payable for fund shares redeemed	1,689	1	—	—
Accrued expenses payable	99	16	16	16
Due to investment advisor	1,167	22	16	8

Total Liabilities	21,919	917	312	24

NET ASSETS	$1,485,940	$31,791	$29,218	$29,726

Net Assets consist of:
Capital stock ($.001 par value)	$1,402,748	$27,228	$24,855	$28,435
Undistributed net investment income	13,856	83	197	326
Accumulated net realized gain on investments	1,740	155	856	245
Net unrealized appreciation on investments	67,596	4,325	3,310	720

Net Assets	$1,485,940	$31,791	$29,218	$29,726

Shares of capital stock outstanding (Unlimited shares authorized)	32,284	2,507	2,215	2,782
Offering and redemption price/Net asset value per share	$46.03	$12.68	$13.19	$10.68

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended November 30, 2004 (In thousands)

	GROWTH	SELECT	BLUE CHIP	BOND
	FUND	FUND	FUND	FUND
Investment income
Dividends	$27,889	$317	$474	—
Interest	24	142	20	$1,943

	27,913	459	494	1,943

Expenses
Investment advisory fees	11,637	274	238	219
Shareholder servicing costs	856	34	31	27
Administrative and accounting services fees	412	41	36	48
Custody fees	260	9	10	7
Federal & state registration	96	28	31	28
Professional fees	46	40	40	44
Directors fees	13	13	13	13
Other expenses	258	6	5	14

Total expenses	13,578	445	404	400
Less expenses reimbursable by advisor	—	(88)	(119)	(131)
Directed brokerage credits	(130)	—	—	—

Net expenses	13,448	357	285	269

Net investment income	14,465	102	209	1,674

Net realized gain on investments	11,338	3,649	919	1,008
Net unrealized appreciation (depreciation) on investments	48,045	1,335	1,438	(1,319)

Net gain (loss) on investments	59,383	4,984	2,357	(311)

Net increase in net assets resulting from operations	$73,848	$5,086	$2,566	$1,363

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	GROWTH		SELECT		BLUE CHIP		BOND
	FUND		FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2004	2003	2004	2003	2004	2003	2004	2003
Operations
Net investment income	$14,465	$2,862	$102	$150	$209	$75	$1,674	$2,085
Net realized gain (loss) on investments	11,338	4,545	3,649	(1,247)	919	(37)	1,008	373
Net unrealized appreciation (depreciation) on investments	48,045	72,392	1,335	3,834	1,438	1,537	(1,319)	2,390

Net increase in net assets resulting from operations	73,848	79,799	5,086	2,737	2,566	1,575	1,363	4,848

Distributions to Shareholders
Distributions from net investment income	(2,925)	(3,646)	(146)	(112)	(80)	(20)	(1,883)	(2,056)
Distributions from net realized gains on securities transactions	—	(1,634)	—	—	—	—	—	—

Total distributions to shareholders	(2,925)	(5,280)	(146)	(112)	(80)	(20)	(1,883)	(2,056)

Fund Share Transactions (See Note 4)	539,388	280,465	4,321	2,090	10,632	8,420	(11,609)	4,326

Total Increase (Decrease) in Net Assets	610,311	354,984	9,261	4,715	13,118	9,975	(12,129)	7,118

Net Assets
Beginning of period	875,629	520,645	22,530	17,815	16,100	6,125	41,855	34,737

End of period	$1,485,940	$875,629	$31,791	$22,530	$29,218	$16,100	$29,726	$41,855

Accumulated undistributed net investment income included in net assets at end of period	$13,856	$2,310	$83	$141	$197	$70	$326	$523

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2004

NOTE 1 - ORGANIZATION

Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb Select Fund (the “Select Fund”), Thompson Plumb Blue Chip Fund (the “Blue Chip Fund”), and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. Thompson Investment Management, LLC (“TIM”) serves as investment adviser to the Growth and Bond Funds. Wisconsin Capital Management, Inc. (“WCM”) serves as the investment adviser to the Select and Blue Chip Funds.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors. American Depositary Receipts (ADRs) not listed on a US exchange or through NASDAQ are valued using evaluated prices determined by an independent pricing service in accordance with the Funds’ pricing procedures. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund’s policy is not to purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor’s (that is, A-1, A-2 or AAA, AA) or Moody’s Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa).

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund, Select Fund and the Blue Chip Fund normally are declared on an annual basis within 30 days and paid within 60 days following the Funds’ fiscal year-end. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis within 30 days and paid within 60 days following the Fund’s fiscal quarter, and distributions to shareholders from realized gains on securities normally are declared on an annual basis within 30 days and paid within 60 days following the Fund’s fiscal year-end. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2004

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Yamner & Co. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Yamner & Co. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the year ended November 30, 2004, the Growth Fund expenses were reduced by $129,772 through these direct brokerage credits. This resulted in the decrease in the expense ratio being charged to shareholders for the Growth Fund for the year ended November 30, 2004, of 0.01%. In accordance with the Securities and Exchange Commission requirements, such amounts are required to be shown as expenses and have been included in the Statement of Operations.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2005, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board, whatever is less. At November 30, 2004, limits established by the Board are: Growth Fund - $20,000,000, Select Fund - $500,000, Blue Chip Fund - $500,000 and Bond Fund - $1,000,000. The LOC was drawn upon during the year; however, as of November 30, 2004, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the year ended November 30, 2004.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$413,633	4.30%	$19,091
Bond Fund	$43,664	4.03%	$1,798

GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which TIM is retained by the Growth and Bond Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Funds - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

The Investment Advisory Agreement pursuant to which WCM is retained by the Select and Blue Chip Funds provides for compensation to WCM (computed daily and paid monthly) at the following annual rates per Fund - 1.00% of the first $50 million of such Fund’s average daily net assets, and 0.90% of average daily net assets in excess of $50 million.

Pursuant to an Administrative and Accounting Services Agreement, TIM Holdings, Inc, (an affiliate of TIM) maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM Holdings a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of net assets in excess of $30 million, and 0.025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM Holdings in the amounts of $130,672, $30,000, $30,000 and $30,000, for the Growth Fund, Select Fund, Blue Chip Fund and Bond Fund, respectively for the year ended November 30, 2004.

The Advisors are contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2005 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund-1.30%, Blue Chip Fund-1.20% and Bond Fund-0.80%.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2004

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Year Ended		Year Ended
	November 30, 2004		November 30, 2003
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	18,909	$870,625	12,238	$478,902
Shares issued in reinvestment of dividends	61	2,693	97	3,459
Shares issued in reinvestment of realized gains	—	—	44	1,588
Shares redeemed	(7,311)	(333,930)	(5,511)	(203,484)

Net increase	11,659	$539,388	6,868	$280,465

Select Fund
Shares sold	1,327	$14,946	1,024	$9,931
Shares issued in reinvestment of dividends	11	115	12	101
Shares redeemed	(954)	(10,740)	(925)	(7,942)

Net increase	384	$4,321	111	$2,090

Blue Chip Fund
Shares sold	1,218	$15,254	846	$9,132
Shares issued in reinvestment of dividends	4	48	1	10
Shares redeemed	(372)	(4,670)	(71)	(722)

Net increase	850	$10,632	776	$8,420

Bond Fund
Shares sold	1,189	$12,826	876	$9,206
Shares issued in reinvestment of dividends	140	1,498	150	1,552
Shares redeemed	(2,400)	(25,933)	(615)	(6,432)

Net increase (decrease)	(1,071)	$(11,609)	411	$4,326

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2004

NOTE 5 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the year ended November 30, 2004 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$916,680,402	$363,615,152	$1,295,964	$1,296,000
Select Fund	$22,084,612	$17,529,434	$16,445,039	$16,986,781
Blue Chip Fund	$17,210,098	$5,114,803	$9,984,495	$10,995,522
Bond Fund	$1,000,000	$15,165,743	$6,699,356	$6,063,306

NOTE 6 - INCOME TAX INFORMATION

At November 30, 2004, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$1,423,847,435	$108,807,309	$(46,962,194)	$61,845,115	$17,246,784	$14,265,162
Select Fund	$26,866,173	$4,850,761	$(564,422)	$4,286,339	$83,461	$194,209
Blue Chip Fund	$25,785,466	$4,044,143	$(742,743)	$3,301,400	$232,064	$828,303
Bond Fund	$28,668,212	$886,137	$(187,850)	$698,287	$349,481	$245,071

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

During the period ended November 30, 2004, the Growth Fund, Select Fund, Blue Chip Fund and Bond Fund utilized a Federal income tax capital loss carryforward of $3,588,651, $3,468,217, $61,775 and $750,783, respectively, to offset realized capital gains during the current fiscal year.

The tax components of distributions paid during the fiscal year ended November 30, 2004, capital loss carryforward as of November 30, 2004 and tax basis post-October losses as of November 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term	Net capital
	income	capital gains	loss	Post-October
	distributions	distributions	carryforward	losses
Growth Fund	$2,925,036	$—	$—	$10,164,075
Select Fund	$145,547	$—	$—	$—
Blue Chip Fund	$80,433	$—	$—	$—
Bond Fund	$1,883,443	$—	$—	$—

The tax components of distributions paid during the fiscal year ended November 30, 2003 are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions
Growth Fund	$3,658,047	$1,621,794
Select Fund	$112,159	$—
Blue Chip Fund	$20,374	$—
Bond Fund	$2,055,864	$—

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2004

The following distributions were declared on December 16, 2004, payable to shareholders on December 17, 2004 (Unaudited).

			Long-term Capital Gains
	Ordinary Income Distributions		Distributions
	Amount	Per Share	Amount	Per Share
Growth Fund	$17,528,340	$0.55	$14,260,746	$0.44
Select Fund	$101,559	$0.04	$194,121	$0.08
Blue Chip Fund	$238,002	$0.11	$828,408	$0.37
Bond Fund	$474,203	$0.16	$245,104	$0.08

NOTE 7 - REORGANIZATION OF SELECT FUND AND BLUE CHIP FUND

On September 22, 2004, the Board of Directors of Thompson Plumb Funds, Inc. unanimously approved and adopted an Agreement and Plan of Reorganization (the “Agreement”) for each of the Thompson Plumb Select Fund and the Thompson Plumb Blue Chip Fund. Under the Agreements, all of the assets, subject to liabilities, of the Select and Blue Chip Funds would be transferred to newly created corresponding mutual funds to be managed by The Dreyfus Corporation. The Select Fund’s assets would be transferred to the Dreyfus Premier Select Fund, and the Blue Chip Fund’s assets would be transferred to the Dreyfus Premier Blue Chip Fund. Wisconsin Capital Management, Inc. will serve as sub-adviser to both the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund.

Completion of the transaction is subject to normal and customary conditions. Each Agreement requires the approval of the shareholders of the Select or Blue Chip Fund (as the case may be) before it can be implemented. Details of the transaction and other information set forth in the proxy statement/prospectus were mailed to the Select and Blue Chip Fund shareholders in November 2004. A special meeting of shareholders is currently scheduled for January 26, 2005. If approved, each transaction is expected to occur at the end of February 2005.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2004	2003	2002	2001	2000
GROWTH FUND

Net Asset Value, Beginning of Period	$42.45	$37.85	$46.45	$47.75	$41.00
Income from Investment Operations
Net investment income (loss)	0.46	0.13	0.22	0.03	(0.04)
Net realized and unrealized gains (losses) on investments	3.26	4.83	(4.77)	8.02	8.35

Total from Investment Operations	3.72	4.96	(4.55)	8.05	8.31
Less Distributions
Distributions from net investment income	(0.14)	(0.25)	(0.02)	—	—
Distributions from net realized gains	—	(0.11)	(4.03)	(9.35)	(1.56)

Total Distributions	(0.14)	(0.36)	(4.05)	(9.35)	(1.56)

Net Asset Value, End of Period	$46.03	$42.45	$37.85	$46.45	$47.75

Total Return	8.77%	13.28%	(10.65%)	20.73%	21.14%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,485.9	$875.6	$520.6	$266.7	$78.9
Ratios to average net assets:
Ratio of expenses†	1.05%	1.07%	1.11%	1.20%	1.29%
Ratio of expenses without reimbursement††	1.06%	1.11%	1.15%	1.20%	1.36%
Ratio of net investment income (loss)	1.12%	0.47%	0.68%	0.11%	(0.09%)
Ratio of net investment income (loss) without reimbursement††	1.11%	0.42%	0.65%	0.11%	(0.16%)
Portfolio turnover rate	28.54%	41.01%	74.07%	62.96%	64.10%

†	The ratio of expenses for the years ended November 30, 2004, 2003 and 2002 reflects deduction of directed brokerage credits, and in 2000 reflects deduction of advisor reimbursement.

††	Before advisor reimbursement and directed brokerage credits.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

			December 3, 2001
	Year Ended November 30,		(inception) through
	2004	2003	November 30, 2002
SELECT FUND

Net Asset Value, Beginning of Period	$10.61	$8.85	$10.00
Income from Investment Operations
Net investment income	0.03	0.08	0.05
Net realized and unrealized gains (losses) on investments	2.11	1.74	(1.20)

Total from Investment Operations	2.14	1.82	(1.15)
Less Distributions
Distributions from net investment income	(0.07)	(0.06)	—

Total Distributions	(0.07)	(0.06)	—

Net Asset Value, End of Period	$12.68	$10.61	$8.85

Total Return	20.26%	20.69%	(11.50	%)(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$31.8	$22.5	$17.8
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	1.30	%(b)
Ratio of expenses without reimbursement	1.62%	1.70%	1.74	%(b)
Ratio of net investment income	0.37%	0.89%	0.69	%(b)
Ratio of net investment income without reimbursement	0.05%	0.47%	0.24	%(b)
Portfolio turnover rate	75.79%	60.27%	66.24	%(a)

(a) Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

			August 1, 2002
	Year Ended November 30,		(inception) through
	2004	2003	November 30, 2002
BLUE CHIP FUND

Net Asset Value, Beginning of Period	$11.79	$10.40	$10.00
Income from Investment Operations
Net investment income	0.10	0.05	0.03
Net realized and unrealized gains on investments	1.36	1.37	0.37

Total from Investment Operations	1.46	1.42	0.40
Less Distributions
Distributions from net investment income	(0.06)	(0.03)	—

Total Distributions	(0.06)	(0.03)	—

Net Asset Value, End of Period	$13.19	$11.79	$10.40

Total Return	12.40%	13.74%	4.00	%(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$29.2	$16.1	$6.1
Ratios to average net assets:
Ratio of expenses	1.20%	1.20%	1.20	%(b)
Ratio of expenses without reimbursement	1.70%	2.18%	3.36	%(b)
Ratio of net investment income	0.88%	0.76%	1.02	%(b)
Ratio of net investment income (loss) without reimbursement	0.38%	(0.23%)	(1.20	%)(b)
Portfolio turnover rate	23.64%	21.30%	5.98	%(a)

(a) Calculated on a non-annualized basis.

(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2004	2003	2002	2001	2000
BOND FUND

Net Asset Value, Beginning of Period	$10.86	$10.09	$10.69	$9.99	$10.18
Income from Investment Operations
Net investment income	0.57	0.58	0.59	0.56	0.60
Net realized and unrealized gains (losses) on investments	(0.16)	0.77	(0.61)	0.72	(0.11)

Total from Investment Operations	0.41	1.35	(0.02)	1.28	0.49
Less Distributions
Distributions from net investment income	(0.59)	(0.58)	(0.58)	(0.58)	(0.60)
Distributions from net realized gains	—	—	—	—	(0.08)

Total Distributions	(0.59)	(0.58)	(0.58)	(0.58)	(0.68)

Net Asset Value, End of Period	$10.68	$10.86	$10.09	$10.69	$9.99

Total Return	3.90%	13.75%	(0.16%)	13.20%	5.08%

Ratios/Supplemental Data
Net assets, end of period (millions)	$29.7	$41.9	$34.7	$28.1	$21.2
Ratios to average net assets:
Ratio of expenses	0.80%	0.80%	0.87%	0.94%	0.94%
Ratio of expenses without reimbursement	1.20%	1.05%	1.08%	1.13%	1.16%
Ratio of net investment income	5.00%	5.49%	5.94%	5.52%	5.97%
Ratio of net investment income without reimbursement	4.60%	5.24%	5.73%	5.33%	5.75%
Portfolio turnover rate	23.52%	29.89%	20.09%	7.26%	15.99%

See Notes to Financial Statements.

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI 53202

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb Select Fund, Thompson Plumb Blue Chip Fund and Thompson Plumb Bond Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the “Funds”) at November 30, 2004, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
January 20, 2005

DIRECTORS AND OFFICERS (Information as of 12/31/04)

		Term of		Number of
	Position(s)	Office &	Principal	Thompson	Other
	Held with	Length	Occupation(s)	Plumb Funds	Directorships
Name,	Thompson Plumb	of Time	During Past	Overseen	Held by
Address & Age	Funds, Inc.	Served(1)	Five Years	by Director	Director
Independent Directors:

Mary Ann Deibele 20029 Reichardt Road Kiel, WI 53042 Birth Date: 3/5/36	Director	Since 1994	Retired since September 1994; prior thereto, Director and member of the executive committee of Household Utilities, Inc. (a high tech sheet metal fabricating facility).	4	None

John W. Feldt 1848 University Ave. Madison, WI 53726 Birth Date: 5/2/42	Director	Since 1987	Senior Vice President of Finance of the University of Wisconsin Foundation since 1984; prior thereto, Vice President of Finance for the University of Wisconsin Foundation.	4	Baird Funds, Inc. (8 Funds)

Donald A. Nichols 1225 Observatory Dr. Madison, WI 53706 Birth Date: 12/20/40	Director	Since 1987	Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin; Professor of Economics at the University of Wisconsin since 1996; Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990; Economic Consultant	4	None

Interested Directors & Officers:

Thomas G. Plumb(2) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/29/52	Director, President & Treasurer	Since 1987	President of Wisconsin Capital Management, Inc. (“WCM”) since January 2004; Vice President of WCM from June 1984 to December 2003; Chief Operating Officer and Treasurer of Thompson Plumb Trust Company since 2001; a Chartered Financial Analyst.	4	None

DIRECTORS AND OFFICERS

		Term of		Number of
	Position(s)	Office &	Principal	Thompson	Other
	Held with	Length	Occupation(s)	Plumb Funds	Directorships
Name,	Thompson Plumb	of Time	During Past	Overseen	Held by
Address & Age	Funds, Inc.	Served(1)	Five Years	by Director	Director
Interested Directors & Officers:

John W. Thompson(2)(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/26/43	Director, Chairman & Secretary	Since 1987	President of Thompson Investment Management, LLC (“TIM”) since January 2004; President of Thompson Plumb & Associates, Inc. from June 1984 to December 2003; Chairman of the Board of Thompson Plumb Trust Company since 2001; a Chartered Financial Analyst.	4	None

David B. Duchow 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 1/31/68	Vice President	Since 1996	Vice President of WCM since January 2004; Portfolio Manager of WCM since December 1996; Investment analyst of WCM since September 1993; Trust Officer of Thompson Plumb Trust Company since 2001; a Chartered Financial Analyst.	N/A	N/A

Timothy R. O’Brien 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 6/8/59	Vice President	Since 1998	Vice President of WCM since January 2004; Portfolio Manager of WCM since October 1998; Investment analyst of WCM since October 1997; Colonel in the Wisconsin Air National Guard; Adjunct Professor at Upper Iowa University since 1995; a Chartered Financial Analyst.	N/A	N/A

DIRECTORS AND OFFICERS

		Term of		Number of
	Position(s)	Office &	Principal	Thompson	Other
	Held with	Length	Occupation(s)	Plumb Funds	Directorships
Name,	Thompson Plumb	of Time	During Past	Overseen	Held by
Address & Age	Funds, Inc.	Served(1)	Five Years	by Director	Director
Interested Directors & Officers:

Clint A. Oppermann 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 8/9/70	Vice President	Since 1999	Vice President of WCM since January 2004; Director of Research of WCM since November 2001; Portfolio Manager of WCM since August 1999; Portfolio Manager of Firstar Investment Research & Management Company, L.L.C. from 1997 to August 1999; a Chartered Financial Analyst.	N/A	N/A

John C. Thompson(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/28/68	Vice President	Since 1996	Vice President of TIM since January 2004; Portfolio Manager of TIM since January 2004; Portfolio Manager of Thompson Plumb & Associates, Inc. from December 1996 to December 2003; Associate Portfolio Manager of Thompson Plumb & Associates, Inc. from January 1994 to December 1996; a Chartered Financial Analyst.	N/A	N/A

Jason L. Stephens 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date:10/15/74	Chief Compliance Officer	Since 2004	Chief Compliance Officer and Corporate Secretary of TIM since January 2004; Research Analyst of TIM since January 2004; Research Analyst of Thompson Plumb & Associates, Inc. from June 2003 to December 2003. Investment Accountant of Thompson Plumb & Associates, Inc. from June 2002 to June 2003. Director of Administration at Madison Opera, Inc. from August 1998 to December 2002.	N/A	N/A

(1) Officers of Thompson Plumb Funds, Inc. serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Thompson Plumb Funds, Inc. serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the Investment Company Act of 1940.

(2) Thomas G. Plumb and John W. Thompson are “interested persons” of Thompson Plumb Funds, Inc. by virtue of their positions with Thompson Plumb Funds, Inc. and in the case of Mr. Plumb, Wisconsin Capital Management, Inc. or in the case of Mr. Thompson, Thompson Investment Management, LLC.

(3) John C. Thompson, Vice President of Thompson Plumb Funds, Inc., is the son of John W. Thompson, Chairman, Secretary and Director of Thompson Plumb Funds, Inc.

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling 1-800-999-0887, or through the Company’s website at www.thompsonplumb.com, and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the quarters ending February 28 and August 31 (the Funds’ first and third quarters of its fiscal year) on Form N-Q. The Funds’ Forms N-Q, are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887, or on the Fund’s website at www.thompsonplumb.com.

DIRECTORS OF THE FUNDS
Mary Ann Deibele
John W. Feldt
Donald A. Nichols
Thomas G. Plumb, CFA: President
Wisconsin Capital Management, Inc.
John W. Thompson, CFA: President
Thompson Investment Management, LLC

OFFICERS OF THE FUNDS

John W. Thompson, CFA
Chairman & Secretary

Thomas G. Plumb, CFA
President & Treasurer

John C. Thompson, CFA
Vice President

David B. Duchow, CFA
Vice President

Timothy R. O’Brien, CFA
Vice President

Clint A. Oppermann, CFA
Vice President

Jason L. Stephens
Chief Compliance Officer

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INVESTMENT ADVISORS

Thompson Investment Management, LLC	Wisconsin Capital Management, Inc.
1200 John Q. Hammons Drive	1200 John Q. Hammons Drive
Madison, Wisconsin 53717	Madison, Wisconsin 53717
(Growth and Bond Funds)	(Select and Blue Chip Funds)

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

01/05

Item 2. Code of Ethics.

     As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

     The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and he is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt has been Senior Vice President-Finance for the University of Wisconsin Foundation since 1985. In such capacity, he oversees the investment and accounting functions for the Foundation. These duties require Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

     The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2003	2004
Audit Fees(1)	$53,512.00	$50,626.58
Audit-Related Fees(2)	$-0-	$-0-
Tax Fees(3)	$37,118.75	$26,880.00
All Other Fees(4)	$-0-	$-0-

TOTAL	$90,630.75	$77,506.58

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees” above.

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(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2003 and 2004, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income. In 2003, the Registrant’s principal accountant also reviewed the Registrant’s controls and procedures for the calculation of distributions of qualifying dividends.

(4)	This category relates to products and services provided by the principal accountant other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

     PricewaterhouseCoopers LLP did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, LLC or Wisconsin Capital Management, Inc., the Registrant’s investment advisors, or any entity controlling, controlled by or under common control with any such advisors that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

Item 5. Audit Committee of Listed Registrants.

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

     The required schedules of investments are included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Companies.

     Not applicable to this Registrant because it is not a closed-end management investment company.

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Item 10. Submission of Matters to a Vote of Securities Holders.

     In September 2004, the Registrant’s Board of Directors adopted procedures by which shareholders may recommend nominees to the Board. Shareholders may make recommendations and suggestions to the Nominating Committee of the Board regarding possible director nominees. The Nominating Committee will consider such recommendations and suggestions so long as they have been made within one year prior to the appointment or election of a director. However, recommendations and suggestions by a shareholder that the shareholder himself or persons having a relationship with the shareholder be considered for a director position will generally be disregarded. Under no circumstances will the Board or the Nominating Committee be required to appoint as a director any person recommended or suggested as a shareholder, nor will the Registrant be required to place such person on the ballot in an election of directors.

Item 11. Controls and Procedures.

     (a) Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the time periods specified in the SEC’s rules and forms.

     (b) Change in Internal Controls. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	Code of Ethics for the Registrant’s Principal Executive, Financial and Accounting Officers referred to in Item 2 of this Form N-CSR

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

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Exhibit No.	Description of Exhibit
12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of January, 2005.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson

John W. Thompson, Chairman

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 20th day of January, 2005.

By:	/s/ John W. Thompson

John W. Thompson, Chairman (Principal Executive Officer)

By:	/s/ Thomas G. Plumb

Thomas G. Plumb, President and Treasurer (Principal Financial Officer)

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